WILSHIRE VARIABLE INSURANCE TRUST SUMMARY PROSPECTUS MAY 1, 2014
Equity Fund (HORMX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2014, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/VITDocuments, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Equity Fund (the “Fund”) seeks long-term capital growth. As a secondary objective, the Fund seeks conservation of principal and production of income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.23%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses**	0.69%
Total Annual Fund Operating Expenses	1.40%

*
The Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Large Company Growth Portfolio and the Large Company Value Portfolio. These indirect expenses are based on actual expense ratios for the Large Company Growth Portfolio and the Large Company Value Portfolio. The Management Fee charged to the Fund (0.70%) is based on the average daily net assets of the Fund that are not invested in the Large Company Growth Portfolio and the Large Company Value Portfolio. The Fund’s investments in the Large Company Growth Portfolio and the Large Company Value Portfolio are not reflected in the Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus. In addition, the Management Fee shown above is restated based upon the Fund's current allocation of the Fund’s underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of the Fund’s investments in underlying funds could change the Management Fee.

**
Acquired Fund Fees and Expenses are restated to reflect the Fund’s current allocations to underlying fund investments in accordance with its change in investment strategy effective April 2, 2013. Future reallocation of such investments could change Acquired Fund Fees and Expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 241% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio. As a matter of investment policy, the Fund expects to invest 0% to 50% of its assets in the Large Company Value Portfolio and 0% to 50% of its assets in the Large Company Growth Portfolio, but no more than 70% in both funds on a combined basis. The operating companies in which the Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.

WIL-SM-007-0500

Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of these issuers are not subject to the 10% limitation on securities of foreign issuers. The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies. Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund’s portfolio. Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have sustainable business models selling at attractive valuations. TWIN employs a quantitative multi-factor stock selection model in managing its portion of the portfolio to purchase large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock companies with large market capitalizations—generally greater than $10 billion at the time of purchase.

•
The Large Company Value Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

Principal Risks

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Large Company Growth Portfolio and the Large Company Value Portfolio. Investing in the Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio is equity risk. This is the risk that the prices of stocks held by the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Fund’s, the Large Company Growth Portfolio’s and the Large Company Value Portfolio’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund, the Large Company Growth Portfolio or the Large Company Value Portfolio. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Style Risk. The risk of investing in the Large Company Growth Portfolio or the Large Company Value Portfolio is the risk that the portfolios’ growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Multi-Managed Fund Risk. The Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies. As a result, the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.12% (quarter ended 9/30/09) and the lowest return for a quarter was (22.46)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Equity Fund	30.36%	14.89%	5.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Santa Barbara

James Boothe, Chief Investment Officer of Santa Barbara, is the Portfolio Manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe has served as Portfolio Manager for the Fund since April 2013.

TWIN

Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Gerber has served as Portfolio Manager for the Fund since April 2013.

Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Erfort has served as Portfolio Manager for the Fund since April 2013.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly (with the exception of the public shareholders of the Fund). Rather, shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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